January 25, 2002

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Carver Bancorp, Inc. ("Carver"), the holding company for Carver Federal Savings Bank, which will be held on February 26, 2002 at 10:00 a.m., at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York (the "Annual Meeting").

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Carver, as well as representatives of KPMG LLP, the accounting firm appointed by the Board of Directors to be Carver's independent auditors for the fiscal year ending March 31, 2002, will attend the Annual Meeting. In addition, management will report on the operations and activities of Carver, and there will be an opportunity for you to ask questions about Carver's business.

         THE BOARD OF DIRECTORS OF CARVER RECOMMENDS A VOTE "FOR" EACH OF CARVER'S NOMINEES FOR ELECTION AS DIRECTOR IN PROPOSAL ONE AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS IN PROPOSAL TWO.

         PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

         The Board of Directors, management and employees of Carver appreciate your support. We hope that you will join us at the Annual Meeting and that your commitment to Carver will continue as we achieve our goal of building a stronger and improved Carver -- together.

                                           Sincerely yours,

                                           /s/ Deborah C. Wright
                                           -----------------------------------
                                           Deborah C. Wright
                                           President and Chief Executive Officer

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512

      ---------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2002

      ---------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Carver Bancorp, Inc. ("Carver") for the fiscal year ended March 31, 2001 will be held on February 26, 2002 at 10:00 a.m., at the Schomburg Center, 515 Malcolm X Boulevard (also known as Lenox Avenue) at 135th Street, New York, New York (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

         1. To elect three directors, each to serve for a three-year term expiring at the annual meeting of stockholders for the fiscal year ending March 31, 2004 and until their respective successors have been elected and qualified; and

         2. To ratify the appointment of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2002.

         If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver's management is not aware of any other such business.

         Pursuant to the Bylaws of Carver, the Board of Directors has fixed January 15, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of Carver as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

         WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                             By Order of the Board of Directors,

                                             /s/ Linda J. Dunn
                                             -----------------------------------
                                             Linda J. Dunn
                                             Senior Vice President and Secretary

January 25, 2002

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512


                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 26, 2002



                       ==================================
                               GENERAL INFORMATION
                       ==================================


GENERAL

         This proxy statement and accompanying proxy card are being furnished to stockholders of Carver Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the annual meeting of stockholders for the fiscal year ended March 31, 2001 ("fiscal 2001") to be held on February 26, 2002 at 10:00 a.m., at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York, and at any adjournment or postponement thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting and this proxy statement are first being mailed to stockholders on or about January 25, 2002.

         Carver, a Delaware corporation, operates as a savings and loan holding company for Carver Federal Savings Bank. In this proxy statement, we refer to Carver Bancorp, Inc. as "Carver" or the "Company" and Carver Federal Savings Bank as "Carver Federal" or the "Bank."

WHO CAN VOTE

         The Board of Directors of Carver has fixed the close of business on January 15, 2002 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. As of the close of business on January 15, 2002, the outstanding voting stock of Carver consisted of 2,316,358 shares of common stock, par value $.01 per share (the "Common Stock"), 40,000 shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and 60,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"). We refer to the Common Stock, Series A Preferred Stock and Series B Preferred Stock individually or collectively as "Voting Stock." The holders of record of a majority of the total number of votes eligible to be cast in the election of directors, represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

HOW MANY VOTES YOU HAVE

         Each holder of shares of Common Stock outstanding on January 15, 2002 will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting.

         Each holder of Series A Preferred Stock outstanding on January 15, 2002 is entitled to 2.083 votes per share on each matter properly submitted at the Annual Meeting. Each holder of Series B Preferred Stock outstanding on January 15, 2002 is entitled to 2.083 votes per share on each matter properly submitted at the Annual Meeting. The Common Stock, Series A Preferred Stock and Series B Preferred Stock will vote together as a single class on all matters to be voted on at the Annual Meeting. As provided in Carver's Certificate of Incorporation, record holders of Voting Stock who beneficially own in excess of 10% of the outstanding shares of Voting Stock ("Excess Shares") shall be entitled to cast only one one-hundredth of one vote per share for each Excess Share. In addition, as provided in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, record holders of Series A Preferred Stock entitled to vote shall not be entitled to a number of votes greater than 4.99% of the outstanding shares of Common Stock (assuming full conversion of the Series A Preferred Stock) in the consideration of any matter submitted for a vote of holders of Common Stock.

         A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Carver's Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares and to determine on the basis of information known to it after reasonable inquiry all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation: (1) the number of shares of Voting Stock beneficially owned by any person or purported owner; (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; and (3) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Voting Stock.

HOW TO VOTE

         Unless revoked prior to exercise, all properly executed proxy cards received by Carver will be voted in accordance with the instructions marked on the proxy card. IF YOU DO NOT GIVE US ANY INSTRUCTIONS, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES "FOR" ELECTION AS DIRECTORS ("PROPOSAL ONE") AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR CARVER ("PROPOSAL TWO").

         If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote personally at the Annual Meeting.

VOTES REQUIRED

         PROPOSAL ONE. Directors are elected by a plurality of votes cast in person or by proxy at the Annual Meeting. As such, if you do not vote for a nominee, your vote will not count "for" or "against" the nominee. If you "withhold authority" for any nominee, your vote will not count "for" or "against" the nominee, unless you properly submit a new proxy card or vote at the Annual Meeting. You may not vote your shares cumulatively for the election of directors.

         If your shares are held in "street name," your broker may vote your shares without receiving instructions from you. Shares that are not voted by a broker are called "broker non-votes." Shares underlying broker non-votes will have no effect on the election of directors.

         PROPOSAL TWO. The ratification of the appointment of KPMG LLP as Carver's independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. So, if you "abstain" from voting on this proposal, it has the same effect as if you voted "against" the proposal. Broker non-votes will have no effect on the outcome of this proposal.

         Management is not aware of any matters other than those set forth in the Notice of Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.

REVOCABILITY OF PROXIES

         If you are a stockholder whose shares are registered in your name, you may revoke your grant of proxy at any time before it is voted by

                o filing a written revocation of the proxy with Carver's Secretary;

                o        submitting a signed proxy card bearing a later date; or

                o        attending and voting in person at the Annual Meeting.

         If you are a stockholder whose shares are not registered in your name, you may revoke your proxy by contacting your bank or broker for revocation instructions. We are soliciting proxies only for the Annual Meeting. If you grant us a proxy to vote your shares, the proxy will be exercised only at the Annual Meeting.

SOLICITATION OF PROXIES

         In addition to solicitation by mail, certain directors, officers and employees of Carver may solicit proxies for the Annual Meeting from Carver stockholders personally or by telephone or telegram without additional remuneration therefor. Carver will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

         Carver has retained the proxy solicitation firm of Morrow & Company, Inc. ("Morrow") to assist in the solicitation of proxies. Pursuant to Carver's agreement with Morrow, Morrow will provide various proxy advisory and solicitation services for Carver at an anticipated cost of $12,000 plus reasonable out-of-pocket expenses.

               ==================================================
                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT
               ==================================================


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of December 15, 2001, certain information as to shares of Voting Stock beneficially owned by persons owning in excess of 5% of any class of Carver's outstanding Voting Stock. Carver knows of no person, except as listed below, who beneficially owned more than 5% of any class of the outstanding shares of our Voting Stock as of December 15, 2001. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission ("SEC") and with Carver pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of these tables, of any shares of stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after December 15, 2001. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                                                    AMOUNT AND
                                                                    NATURE OF        PERCENT OF        PERCENT OF
                                      NAME AND ADDRESS              BENEFICIAL          CLASS         COMMON STOCK
       TITLE OF CLASS                OF BENEFICIAL OWNER            OWNERSHIP      OUTSTANDING(1)     OUTSTANDING
       --------------                -------------------            ---------      --------------     -----------
Common Stock                  Koch Asset Management, L.L.C.          226,650(2)           9.78%            9.78%
                              1293 Mason Road
                              Town & Country, MO 63131

Common Stock                  EQSF Advisers, Inc.                    218,500(3)           9.43%            9.43%
                              767 Third Avenue
                              New York, NY 10017

Common Stock                  BBC Capital Market, Inc.               170,700(4)           7.37%            7.37%
                              133 Federal Street
                              Boston, MA 02110

Common Stock                  Employee Stock Ownership Plan          133,361(5)           5.76%            5.76%
                              Trust (the "ESOP Trust")
                              75 West 125th Street
                              New York, NY 10027

Series B Preferred Stock      Provender Opportunities Fund L.P.       60,000(6)         100%               5.12%
                              17 State Street
                              New York, NY 10004

Series A Preferred Stock      Morgan Stanley & Co. Incorporated       40,000(7)         100%               3.47%
                              1585 Broadway
                              New York, NY10036

---------------------
(1) On December 15, 2001 there were outstanding 2,316,358, 40,000 and 60,000 shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, respectively.


                                               FOOTNOTES CONTINUED ON NEXT PAGE.

(2) Based on a Schedule 13G/A, dated March 14, 2001, as subsequently amended and filed with the SEC jointly by Koch Asset Management, L.L.C. ("KAM") and Donald Leigh Koch, the sole Managing Member of KAM. KAM is a registered investment adviser which furnishes investment advice to individual clients by exercising trading authority over securities held in accounts on behalf of such clients (collectively, the "Managed Portfolios"). In its role as an investment adviser to its clients, KAM has sole dispositive power over the Managed Portfolios and may be deemed to be the beneficial owner of shares of Common Stock held by such Managed Portfolios, and Mr. Koch may be deemed to have the power to exercise any dispositive power that KAM may have with respect to the Common Stock held by the Managed Portfolios. However, KAM does not have the right to vote or to receive dividends from, or proceeds from the sale of, the Common Stock held in such Managed Portfolios and disclaims any ownership associated with such rights. Mr. Koch, individually, and Mr. Koch and his spouse, jointly, own and hold voting power with respect to Managed Portfolios containing approximately 46,000 shares of Common Stock, or an aggregate of approximately 2.0% of the total number of outstanding shares of Common Stock (the "Koch Shares"). Other than with respect to the Koch Shares, all shares reported in the Schedule 13G have been acquired by KAM, and Mr. Koch disclaims beneficial ownership, voting rights, rights to dividends, or rights to sale proceeds associated with such shares.

(3) Based on a Schedule 13G/A, dated January 15, 2002, and filed with the SEC jointly by EQSF Advisers, Inc. ("EQSF"), M.J. Whitman Advisers, Inc., and Martin J. Whitman, the Chief Executive Officer and controlling person of EQSF and MJWA. EQSF beneficially owns 218,500 shares of Common Stock. Mr. Whitman disclaims beneficial ownership of such stock. Third Avenue Value Fund, Inc., an investment company registered under the Investment Company Act of 1940, has the right to receive dividends with respect to, and proceeds from the sale of, such shares. EQSF has sole voting and dispositive power over such shares.

(4) Based on a Schedule 13D, dated January 31, 2000, as subsequently amended and filed with the SEC jointly by the Boston Bank of Commerce (the "BBOC") and BBC Capital Markets ("BBC Capital"). Kevin Cohee, the Chairman and Chief Executive Officer of BBOC, and Teri Williams, an Executive Vice President of BBOC, collectively own as joint tenants 66.6% of the outstanding common stock of BBOC. Mr. Cohee and Ms. Williams, both of whom are directors of Carver, disclaim beneficial ownership of the Common Stock owned beneficially by BBOC or BBC Capital. BBOC and BBC Capital have sole voting and sole dispositive power over all of the shares of Common Stock shown.

(5) Based on a Schedule 13G, dated February 14, 2001, and filed with the SEC by ESOP trustee. The Carver Bancorp, Inc. ESOP Committee (the "Administrative Committee") established to administer the ESOP consists of officers of the Bank. The ESOP's assets are held in the ESOP Trust, for which HSBC Bank USA serves as trustee (the "ESOP Trustee"). The Administrative Committee instructs the ESOP Trustee regarding the investment of funds contributed to the ESOP. Common Stock purchased by the ESOP Trust is held in a suspense account and allocated to participants' accounts annually based on contributions made to the ESOP by the Bank. Shares released from the suspense account are allocated among participants in proportion to their compensation, as defined in the ESOP, for the year the contributions are made, up to the limits permitted under the Internal Revenue Code ("I.R.C."). The ESOP Trustee must vote all allocated shares held in the ESOP Trust in accordance with the instructions of participants. As of December 31, 2000, a total of 85,479 shares had been allocated, but not distributed, to participants. Under the ESOP, unallocated shares or shares for which no voting instructions have been received will be voted by the ESOP Trustee in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions.





                                               FOOTNOTES CONTINUED ON NEXT PAGE.

(6) Provender Opportunities Fund L.P. ("Provender") holds 60,000 shares of Carver's Series B Preferred Stock, which Carver issued on January 11, 2000 through a private placement. The Series B Preferred Stock accrues annual dividends at $1.96875 per share. Each share of Series B Preferred Stock was purchased for $25.00 and is convertible at the option of the holder at any time into 2.083 shares of Carver's Common Stock, subject to certain antidilution adjustments. Carver may redeem the Series B Preferred Stock beginning January 15, 2004. In the event of any liquidation, dissolution or winding up of Carver, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled to receive $25 per share of Series B Preferred Stock plus all dividends accrued and unpaid thereon. Provender is deemed to have beneficial ownership of 125,000 shares or 5.12% of Carver's Common Stock since it may elect to convert the Series B Preferred Stock at any time. Pursuant to a Securities Purchase Agreement, dated January 11, 2000, among Morgan Stanley, Provender and Carver, Provender has agreed not to grant any proxies with respect to the Series B Preferred Stock or any Common Stock of Carver other than as recommended by Carver's Board without first obtaining Carver's prior consent.


(7) Morgan Stanley and Co., Incorporated ("Morgan Stanley") holds 40,000 shares of Carver's Series A Preferred Stock, which Carver issued on January 11, 2000 through a private placement. The Series A Preferred Stock accrues annual dividends of $1.96875 per share. Each share of Series A Preferred Stock was purchased for $25.00 and is convertible at the option of the holder at any time into 2.083 shares of Carver's Common Stock, subject to certain antidilution adjustments. Carver may redeem the Series A Preferred Stock beginning January 15, 2004. In the event of any liquidation, dissolution or winding up of Carver, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled to receive $25 per share of Series A Preferred Stock plus all dividends accrued and unpaid thereon. Morgan Stanley is deemed to have beneficial ownership of 83,320 shares or 3.48% of Carver's Common Stock since it may elect to convert the Series A Preferred Stock at any time. Pursuant to a Securities Purchase Agreement, dated January 11, 2000, among Morgan Stanley, Provender (as defined below) and Carver, Morgan Stanley has agreed not to grant any proxies with respect to the Series A Preferred Stock or any Common Stock of Carver other than as recommended by Carver's Board of Directors without first obtaining Carver's prior consent.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information about the shares of Voting Stock beneficially owned by each director, by each named executive officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers of Carver or Carver Federal, as a group, as of December 15, 2001. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Voting Stock indicated.

                                                                                          AMOUNT AND NATURE
                                                 AMOUNT AND NATURE                          OF BENEFICIAL         PERCENT OF
                                                   OF BENEFICIAL         PERCENT OF          OWNERSHIP OF          SERIES B
                                                OWNERSHIP OF COMMON     COMMON STOCK           SERIES B        PREFERRED STOCK
          NAME                   TITLE             STOCK (1) (2)       OUTSTANDING (3)     PREFERRED STOCK       OUTSTANDING
          ----                   -----             -------------       ---------------     ---------------       -----------
Frederick O. Terrell      Chairman                    125,800(4)            5.15%             60,000(4)              100%

Deborah C. Wright (5)(8)  President, Chief             49,104               2.1%                 --                  --
                          Executive Officer
                          and Director

Walter Bond (6)(8)        Senior Vice                   6,786                 *                  --                  --
                          President and
                          Special Assistant
                          to the President
                          and Chief Executive
                          Officer

Kevin Cohee (7)           Director                    171,100               7.39%                --                  --

David L. Hinds            Director                      7,275                 *                  --                  --

Robert Holland Jr.        Director                     10,400                 *                  --                  --

Pazel G. Jackson, Jr.     Director                      2,000                 *                  --                  --

J. Kevin Ryan (6)         Senior Vice                   2,731                 *                  --                  --
                          President and Chief
                          Lending Officer

Dennis M. Walcott         Director                      2,400                 *                  --                  --

Teri Williams (7)         Director                    171,100               7.39%                --                  --

Devon W. Woolcock         Senior Vice                   1,808                 *                  --                  --
                          President and Chief
                          of Retail Banking

Strauss Zelnick           Director                      7,422                 *                  --                  --

All directors and                                     441,581              17.40%               60,000               100%
executive officers as
a group (8)(9)(10)

----------------

* Less than 1% of outstanding Common Stock.

(1)      Includes 400, 35,000, 1,849, 200, 200, 200, 800, 1,333, 200, 200 1,333
         and 200 shares which may be acquired by Mr. Terrell, Ms. Wright, Mr. Bond, Mr. Cohee, Mr. Hinds, Mr. Holland, Jr., Mr. Jackson, Mr. Ryan, Mr. Walcott, Ms. Williams, Mr. Woolcock and Mr. Zelnick, respectively, pursuant to options granted under the Carver Bancorp, Inc. 1995 Stock Option Plan (the "Option Plan") which such person has the right to acquire within 60 days after December 15, 2001 by the exercise of stock options.


                                               FOOTNOTES CONTINUED ON NEXT PAGE.

(2)      Excludes 2,500, 600, 800, 800, 800, 800, 800, 800, 667 and 667 shares of restricted stock granted to Ms. Wright, Mr. Terrell, Mr. Cohee, Mr. Hinds, Mr. Holland, Jr., Mr. Walcott, Mr. Zelnick, Ms. Williams, Mr. Ryan and Mr. Bond, respectively, pursuant to the Carver Bancorp, Inc. Management Recognition Plan (the "MRP") which have not vested and with respect to which such individuals have neither voting nor dispositive power.

(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,216,358 shares of Common Stock, the total number of shares of Common Stock outstanding as of December 15, 2001 plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after December 15, 2001 by the exercise of stock options.

(4) Includes 60,000 Shares of the Series B Preferred Stock owned by Provender. Provender is also deemed to have beneficial ownership of the 125,000 shares of Common Stock into which the Series B Preferred Stock may be converted at any time. As a Managing Partner and Chief Executive Officer of Provender, Mr. Terrell may be deemed to beneficially own such securities. Mr. Terrell disclaims beneficial ownership of such securities.

(5) Ms. Wright was awarded 30,000 options to purchase Shares of Common Stock at a price per share of $8.125 under the Option Plan, 15,000 of which vested as of June 1, 1999, 5,000 of which vested on June 1, 2000, 5,000 of which vested on June 1, 2001 and the remainder of which vest on June 1, 2002. On June 1, 2000, Ms. Wright was awarded 30,000 options to purchase shares of Common Stock at a price per share of $8.21 under the Option Plan, 10,000 of which vested on June 1, 2001 and the remaining 20,000 options will vest in two equal annual installments on June 1, 2002 and June 1, 2003. On June 1, 1999, Ms. Wright was also awarded 7,500 shares of restricted stock under the MRP, 2,500 of which vested on June 1, 2000, 2,500 of which vested on June 1, 2001 and the remainder of which vest on June 1, 2002, and on September 18, 2001 was awarded 1,817 shares of restricted stock under the MRP that vested on September 18, 2001.

(6) Mr. Bond's employment with Carver ceased on December 31, 2001. Mr. Bond was awarded 4,000 options on December 10, 2000, 1,333 of which vested on March 31, 2001. Mr. Bond was granted 516 options on August 20, 1996. Mr. Bond was also awarded 2,000 options on August 22, 2001 which vest in three annual installments. Mr. Bond was also granted 1,000 shares of restricted stock under the MRP, 333 of which vested on March 31, 2001 and he was also awarded 552 shares of restricted stock under the MRP on September 18, 2001 which are fully vested.

(7) Represents 170,700 Shares of Common Stock owned by BBC, of which Kevin Cohee and Teri Williams are executive officers and controlling shareholders.

(8) Includes 6,232 shares in the aggregate held by the ESOP Trust that have been allocated as of December 15, 2001 to the individual accounts of executive officers under the ESOP and as to which an executive officer has sole voting power for the shares allocated to such person's account, but no dispositive power, except in limited circumstances. Also includes 47,882 unallocated shares held by the ESOP Trust as of December 15, 2001 as to which the Board shares voting and dispositive power. Each member of the Board disclaims beneficial ownership of the shares held in the ESOP Trust.

(9) Includes 43,248 shares that may be acquired by executive officers and directors pursuant to options granted under the Option Plan. Excludes the 10,901 shares of restricted stock awarded to the executive officers and directors with respect to which such executive officers and directors have neither voting nor dispositive power.

(10) Includes 125,000 shares of Common Stock issuable on conversion of the Series B Preferred Stock held by Provender.

EXECUTIVE OFFICERS AND KEY MANAGERS OF CARVER AND CARVER FEDERAL

         Biographical information for Carver's executive officers and key managers who are not directors is set forth below. Such executive officers and key managers are officers and managers of Carver and the Bank.

EXECUTIVE OFFICERS

         FRANK J. DEATON is Senior Vice President and Chief Auditor. He joined Carver in May 2001. Mr. Deaton was previously Vice President and Risk Review Manager with Key Bank in Cleveland, Ohio. He joined Key Bank in 1990 and was responsible for developing the scope and overseeing completion of credit, operational and regulatory compliance audits for a variety of business units. Mr. Deaton is a Certified Bank Auditor and a member of the Institute of Internal Auditors.

         LINDA J. DUNN is Senior Vice President, General Counsel and Corporate Secretary. She joined Carver in June 2001. Ms. Dunn had been a corporate associate at the law firm Paul, Weiss, Rifkind, Wharton & Garrison since 1994. She was an Assistant Vice President in the Consumer Products Division of Chemical Bank from 1987 to 1991. From 1983 to 1987, she was employed at American/National Can Company, where she held various positions from Financial Analyst to Manager of Performance Analysis in the Specialty Food Products Division. Ms. Dunn earned B.A., M.B.A. and J.D. degrees from Harvard University.

         MARGARET D. PETERSON is Senior Vice President and Chief Administrative Officer, integrating Human Resources, Information Technology, Facilities, Vendor Management and other support activities. Ms. Peterson joined Carver in November 1999. Ms. Peterson came to Carver from Deutsche Bank where she served as a Compensation Planning Consultant in Corporate Human Resources. Prior to joining Deutsche Bank, Ms. Peterson was a Vice President and Senior Human Resources Generalist for Citibank Global Asset Management. Besides her 11 years in Human Resources, Ms. Peterson has 10 years of systems and technology experience from various positions held at JP Morgan and Chase Manhattan Bank. Ms. Peterson earned a Bachelors degree from Pace University, a M.B.A. from Columbia University as a Citicorp Fellow, and has been designated a Certified Compensation Professional by the American Compensation Association.

         J. KEVIN RYAN is Senior Vice President and Chief Lending Officer. Mr. Ryan joined Carver in June 2000 and has over 20 years experience in real estate and lending. Prior to joining Carver, Mr. Ryan served as Vice President-Team Leader for Commercial Real Estate at Greenpoint Mortgage Funding Co., where he was employed from 1996 to 2000. From 1985 through 1996, Mr. Ryan served as President of Manhattan Appraisal Co., a commercial and residential real estate appraisal company which he founded in New York City. Mr. Ryan also served in various positions at The Dime Savings Bank of New York from 1977 to 1985, including Vice President, and as an Adjunct Professor of Management & Economics at St. John's University from 1981 through 1984. He is a Board member of Habitat for Humanity, New York City. Mr. Ryan received a BBA in Management from Hofstra University and an MBA in Finance from Fordham University.

         WILLIAM SCHULT is Vice President and Controller. He was appointed Acting Chief Financial Officer in May 2001. He joined Carver in September 2000 after five years as an independent consultant. He has 26 years experience in the banking industry beginning in 1974 as Senior Vice President and Controller for the Nassau Trust Company. In 1983 Mr. Schult became Administrative Vice President at Norstar Bank of Long Island. He moved to The Dime Savings Bank of New York in 1985 where he was Vice President and Director of Accounting until 1995. Mr. Schult received a B.B.A. in Accounting from Hofstra University and is a Certified Public Accountant in the State of New York.

         DEVON W. WOOLCOCK is Senior Vice President and Chief of Retail Banking. He is a 12-year veteran of retail banking. He joined Carver from Citibank where he was a Division Executive Vice President. Most recently, he managed six branches in Brooklyn and Queens. Mr. Woolcock began his career with Barnett Bank in Florida, holding positions including Head Teller, Division Operations Manager, and Branch Manager. He joined Citibank in 1995 where he managed several South Florida branches, before moving to New York City. Mr. Woolcock attended college at the University of Houston and Bethune Cookman College.


         DEBORAH C. WRIGHT is President, Chief Executive Officer and Director of Carver and the Bank, positions she assumed on June 1, 1999. Prior to assuming her current positions, Ms. Wright was President & CEO of the Upper Manhattan Empowerment Zone Development Corporation, a position she held since May 1996. She previously served as Commissioner of the Department of Housing Preservation and Development under Mayor Rudolph W. Giuliani from January 1994 through March 1996. Prior to that appointment, Ms. Wright was named by Mayor David N. Dinkins to the New York City Housing Authority Board which manages New York City's 189,000 public housing units. She is a member of the Board of Overseers of Harvard University and serves on the boards of Kraft Foods, Inc., the Lower Manhattan Redevelopment Corporation, the Initiative for a Competitive Inner City, the New York City Partnership, Inc. and The Ministers and Missionaries Benefit Board of the American Baptist Churches. Ms. Wright earned A.B., J.D. and M.B.A. degrees from Harvard University.

KEY MANAGERS

         BENNETT E. RAGLIN is Vice President and Information Technologies Director. He joined Carver in March 2000. Prior to joining Carver, he was a Network Consultant for BMW North America where he performed various functions including change management, needs analysis, systems installations, and Y2k readiness. Previously, Mr. Raglin held technical positions of increasing responsibility with Electronic Data Systems and Computer Enrichment, Inc. Mr. Raglin is a Microsoft Certified System Engineer, a Microsoft Certified Trainer, a NYS Certified Vocational Trainer, and a member of the Project Management Institute. He holds a B.A. in Economics and Computer Science from Talladega College.

         ==============================================================
                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS
         ==============================================================

GENERAL

         The Certificate of Incorporation of Carver provides that Carver's Board of Directors shall be divided into three classes, as nearly equal in number as possible. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

         Carver's Board currently consists of nine members. The terms of three directors expire at the Annual Meeting. Directors David L. Hinds, Pazel G. Jackson, Jr. and Deborah C. Wright, whose terms are expiring, have been nominated by the Board of Directors to be re-elected at the Annual Meeting, each to serve for a term of three years and until their respective successors are elected and qualified.

         Each nominee has consented to being named in this proxy statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each of the nominees for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between Carver and any director or nominee pursuant to which such person was elected or nominated to be a director of Carver. For information with respect to the ownership of shares of the Common Stock by directors and the nominees, see "General Information -- Security Ownership of Certain Beneficial Owners and Management -- Stock Ownership of Management."

                                                          END            POSITION HELD WITH
                 NAME                      AGE (1)      OF TERM       CARVER AND CARVER FEDERAL       DIRECTOR SINCE
                 ----                      -------      -------       -------------------------       --------------
NOMINEES FOR THREE-YEAR TERM EXPIRING
IN 2004

David L. Hinds                               55          2001      Director                                2000
Pazel G. Jackson, Jr                         69          2001      Director                                1997
Deborah C. Wright                            43          2001      President, Chief Executive              1999
                                                                   Officer and Director

CONTINUING DIRECTORS
Kevin Cohee                                  44          2002      Director                                2000
Teri Williams                                43          2002      Director                                2000
Strauss Zelnick                              44          2002      Director                                2000


                                      -11-

Frederick O. Terrell                         47          2003      Chairman                                2000
Robert Holland Jr.                           61          2003      Director                                2000
Dennis M. Walcott                            49          2003      Director                                2000

(1)      As of December 15, 2001.

         The principal occupation and business experience of each nominee for election as director, and each Continuing Director is set forth below.

NOMINEES FOR ELECTION AS DIRECTORS

         DAVID L. HINDS is a retired Managing Director of Deutsche Bank who, during his tenure there, developed an expertise in turnaround management and process reengineering. During his extensive career at Deutsche Bank and Bankers Trust, Mr. Hinds led several operating divisions, a start-up technology division and a global marketing and sales organization. Most recently, he was Managing Director/Partner for Deutsche Bank's Global Cash Management and Trade Finance Division, where he had profit and loss responsibility for all business activities' including global sales, operations, product management, credit and technology. Under his leadership, the Division's profit contribution more than doubled over four years. He is a board member of the SBLI Mutual Life Insurance Company, past President of the Executive Leadership Council, Co-Founder of the Urban Bankers Coalition and Chairman of the NAACP New York Act- So Advisory Committee.

         PAZEL G. JACKSON, JR. is a retired Senior Vice President of JPMorgan Chase. From January 1995 to 2000, Mr. Jackson was responsible for new business development in targeted markets throughout the United States. Prior to joining JPMorgan Chase, Mr. Jackson served as the Senior Credit Officer of the Residential Mortgage Division of Chemical Bank. Mr. Jackson's previous business experience also includes employment as a Senior Vice President in charge of Commercial and Residential Lending at The Bowery Savings Bank. Mr. Jackson joined The Bowery in 1969 and held various positions at this financial savings institution including, Senior Vice President, Assistant to the Chairman (1985-1986); Senior Vice President, Division Head, Real Estate Finance (1981-1985); Senior Vice President, Marketing Director (1977-1981); and Vice President, Asset Recovery (1973-1977). Mr. Jackson also served as Chief of Engineering Design for the 1964-1965 New York World's Fair Corporation (1962-1966). Mr. Jackson is a licensed professional engineer and earned his M.B.A. from Columbia University.

         DEBORAH C. WRIGHT is President, Chief Executive Officer and Director of the Company and the Bank, positions she assumed on June 1, 1999. Prior to assuming her current positions, Ms. Wright was President & CEO of the Upper Manhattan Empowerment Zone Development Corporation, a position she held since May 1996. She previously served as Commissioner of the Department of Housing Preservation and Development under Mayor Rudolph W. Giuliani from January 1994 through March 1996. Prior to that appointment, Ms. Wright was named by Mayor David N. Dinkins to the New York City Housing Authority Board which manages New York City's 189,000 public housing units. She is a member of the Board of Overseers of Harvard University and serves on the boards of Kraft Foods, Inc., the Lower Manhattan Redevelopment Corporation, the Initiative for a Competitive Inner City, the New York City Partnership, Inc. and The Ministers and Missionaries Benefit Board of the American Baptist Churches. Ms. Wright earned A.B., J.D. and M.B.A. degrees from Harvard University.

        -----------------------------------------------------------------

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    FOR EACH NOMINEE FOR ELECTION AS DIRECTOR
                    ---

              PLEASE MARK YOUR VOTES ON THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

        -----------------------------------------------------------------

CONTINUING DIRECTORS

         KEVIN COHEE is Chairman and Chief Executive Officer of Boston Bank of Commerce, the first interstate African American owned bank in the country. Mr. Cohee is also a Majority Shareholder and board member of the Boston Bank of Commerce. Mr. Cohee has an extensive background as an executive and an entrepreneur. He was employed by Salomon Brothers, Inc. in their Financial Institutions Group. By 1988, through a leverage buyout, Mr. Cohee obtained Military Professional Services, Inc., a 29 year old company that marketed Visa and MasterCard credit cards to military personnel. Mr. Cohee purchased a majority controlled interest in Boston Bank of Commerce in 1995. Mr. Cohee holds a B.A. and M.B.A. from the University of Wisconsin and a J.D. from Harvard Law School. Mr. Cohee is marred to Teri Williams, also a director of the Company.

         ROBERT HOLLAND, JR. was Chairman and Chief Executive Officer of Workplace Integrators, a Southeast Michigan company he acquired in June 1997 and built into one of the largest Steelcase Office Furniture dealerships in the United States. He recently divested this business. Mr. Holland is the former President and Chief Executive Officer of Ben & Jerry's and previously served as the Chairman and Chief Executive Officer of Rokher-J, Inc., a New York-based holding company participating in business development projects and providing strategy development assistance to senior management of major corporations. Prior to these positions, Mr. Holland was a long-standing partner with McKinsey & Company. Mr. Holland is a member of the Boards of The MONY Group, Lexmark International, Inc., Tricon Restaurants, Inc., and Mazaruni Granite Products and was a member of the Boards of AC Nielsen Corporation and Trumark, Inc. before those companies were sold. He spent ten years as the Chairman of the Board of Trustees of Spelman College, where he currently serves as Vice Chairman, and is a member of the Board of the Harlem Junior Tennis Program and the Executive Board of the Harvard Journal of African-American Public Policy.

         FREDERICK O. TERRELL is Managing Partner and Chief Executive Officer of Provender Capital Group, LLC, a private equity investment firm based in New York and Los Angeles. Prior to forming Provender in 1997, Mr. Terrell was a Managing Director and Partner with the international investment banking firm of Credit Suisse First Boston, beginning his association with the firm in 1983. In addition to Carver, he is a member of the Boards of Vanguarde Media, Inc., Empire Health Choice, Inc., The Diversity Channel, Inc., PacPizza LLC and the Yale School of Management. Mr. Terrell received his B.A. degree from La Verne College, an M.A. from Occidental College and his M.B.A. from the Yale School of Management.

         DENNIS M. WALCOTT was President and Chief Executive Officer of the New York Urban League. For the past ten years, he had been head of the New York Urban League, which is dedicated to advocating for the rights of New York City residents, particularly in the areas of education, police/community relations and welfare-to-work initiatives. Mr. Walcott supervised a staff of over 150 employees and 500 volunteers located in 17 sites throughout the five boroughs of New York City. Mr. Walcott was also responsible for the New York Urban League's award of grants from the New York City Board of Education to recruit and train parents to serve on School Leadership Teams and to create welfare-to-work initiatives, including training, counseling and job placement services. Previously, Mr. Walcott was Executive Director of Harlem Dowling Westside Center for five years and was a former citywide appointee to the New York City Board of Education. Mr. Walcott received a Masters of Social Work from Fordham University and a Masters of Education from the University of Bridgeport. He serves on numerous boards, including the Independence Bank Foundation. Due to his appointment as a Deputy Mayor by Mayor Michael R. Bloomberg, Mr. Walcott resigned from the Board of Directors effective December 31, 2001.

         TERI WILLIAMS is employed as an Executive Vice President of Boston Bank of Commerce. Ms. Williams is also a board member and a majority shareholder of the Boston Bank of Commerce, the first interstate and third largest African-American owned bank in the country. Ms. Williams began her business career over 17 years ago at American Express TRS Company where she became one of the youngest vice presidents in the company's history. Ms. Williams is very involved in community projects, including Vice Chairperson/Treasurer of Dimock Community Health Center, Treasurer of UNICEF/New England and the Board of Overseers for WGBH (public tv). Ms. Williams holds a B.A. with distinctions in economics from Brown University and an M.B.A. with honors from the Harvard Graduate School of Business Administration. Ms. Williams is married to Kevin Cohee, also a Director of the Company.

         STRAUSS ZELNICK is the founder of ZelnickMedia LLC, an investment and advisory firm specializing in media and entertainment. From 1998 to 2000, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a $4.7 billion music and entertainment unit of Bertelsmann A.G. BMG Entertainment includes the record labels Arista, RCA, Windham Hill and Ariola, among many others, as well as one of the largest music publishing companies in the world, the world's largest record club and significant online activities, including a joint partnership in GetMusic, which promotes artists and sells their music over the Internet. Mr. Zelnick has spent his career in the entertainment industry and has a broad background in managing and developing creative organizations, including businesses in film, television, video and multimedia. Before joining BMG, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Prior to that, he worked for four years as President and Chief Operating Officer of 20th Century Fox. He spent three years at Vestron Inc. as a senior executive, becoming President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Television for Columbia Pictures. Mr. Zelnick's educational board memberships include Wesleyan University and Pencil Inc. He also serves on the board of several other charitable, corporate and entertainment organizations, including On2.com, UGO Networks and Insignia Financial Group. Mr. Zelnick holds a B.A. from Wesleyan University and J.D. and M.B.A. degrees from Harvard University.

BOARD AND COMMITTEE MEETINGS

         The Board of Directors of Carver holds regular meetings and special meetings as needed. During fiscal 2001, the Board of Carver met nine times. Other than David Hinds, Teri Williams and Strauss Zelnick, no director attended fewer than 75%, in the aggregate, of the total number of Carver Board meetings held while he or she was a member of the Board during fiscal 2001 and the total number of meetings held by committees on which he or she served during such fiscal year. The nature and composition of the Executive, Nominating, Compensation and Finance and Audit Committees are described below.

         EXECUTIVE COMMITTEE. The Executive Committee is authorized to act as appropriate between meetings of the Board of Directors. Members of this committee are Directors Deborah C. Wright (Chairman), Frederick O. Terrell, David L. Hinds and Pazel G. Jackson, Jr. The Executive Committee met one time during fiscal 2001. Prior to his resignation from the Board in early fiscal 2001, Robert Franz was a member of the Executive Committee.

         NOMINATING COMMITTEE. Prior to February 27, 2001, the Nominating Committee consisted of Directors Robert Holland, Jr. (Chairman), Pazel G. Jackson, Jr., and Deborah C. Wright and subsequent to February 27, 2001, the Nominating Committee consists of Directors Robert Holland, Jr. (Chairman) and Frederick O. Terrell. The Committee met three times during fiscal 2001.

         The Nominating Committee of Carver met on December 2, 2001 to nominate directors for election at the Annual Meeting. Only those nominations made by the Nominating Committee will be voted upon at the Annual Meeting. For a description of the proper procedure for stockholder nomination, see "Additional Information -- Notice of Business to be Conducted at Annual Meeting" in this proxy statement.

         COMPENSATION COMMITTEE. The Compensation Committee consists of Directors Strauss Zelnick (Chairman) and Frederick O. Terrell. The Compensation Committee oversees the development, implementation and conduct of employment and personnel policies, notices and procedures, including the administration of the compensation and benefit programs. The Compensation Committee met one time during fiscal 2001.

         FINANCE AND AUDIT COMMITTEE. The Finance and Audit Committee of Carver consists of Directors David L. Hinds (Chairman), Robert Holland, Pazel G. Jackson and Frederick O. Terrell. The Finance and Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

o        Monitor compliance with legal and regulatory requirements;

o Monitor the independence and performance of the independent public accountants and internal staff; and

o Provide an avenue of communication among the independent public accountants, management, the internal auditing staff and the Board of Directors.

         The Finance and Audit Committee met 11 times during fiscal 2001.

       REPORT OF THE FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         All members of the Finance and Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange's listing standards. The Finance and Audit Committee received the required written disclosures and letter from KPMG LLP, Carver's independent accountants, required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence. The Finance and Audit Committee reviewed and discussed with the Company's management and KPMG LLP the audited financial statements of the Company contained in the Company's fiscal 2001 Annual Report on Form 10-K. The Finance and Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards (SAS 61).

         Based on its review and discussions described in the immediately preceding paragraph, the Finance and Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2001 Annual Report on Form 10-K be included in that report.

                                             FINANCE AND AUDIT COMMITTEE
                                             David L. Hinds (Chairman)
                                             Pazel G. Jackson, Jr.
                                             Robert Holland
                                             Frederick O. Terrell

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Carver's directors, other than the Chief Executive Officer, receive $600 per meeting attended of Carver's Board of Directors, except that the Chairman receives a fee of $850 per meeting. In addition, the Chairman of the Board receives a quarterly retainer fee of $1,000. Fees for executive committee meetings are $700 per meeting and $475 for all other committee meetings. Ms. Wright does not receive fees for her attendance at meetings of either Carver's or Carver Federal's Board of Directors or their respective committees. Directors of Carver also serve as directors of Carver Federal, but do not receive additional fees for service as directors of Carver Federal. Directors may opt to receive their fees in cash, stock or stock options.

         OPTION PLAN. Carver maintains the Option Plan for the benefit of its directors and certain key employees. Any individual who becomes an outside director following the effective date of the Option Plan will be granted options to purchase 1,000 shares of Common Stock with an exercise price equal to the greater of $10.38 per share or the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in five equal annual installments commencing on the first anniversary of the effective date of the grant, provided the recipient is still a director of Carver or Carver Federal on such date. In September, 1997, the Option Plan was amended to provide the Compensation Committee with discretion to grant stock options that will vest and become exercisable pursuant to a vesting schedule that differs from the Option Plan's standard five-year schedule. The Option Plan continues to provide that, upon the death or disability of an option holder, all options previously granted to such individual will automatically become exercisable. On February 27, 2001, the shareholders of Carver approved an amendment to the Option Plan to increase the number of shares of Common Stock available for issuance under the Option Plan by 200,000.

         MANAGEMENT RECOGNITION PLAN. Carver maintains the MRP for the benefit of its directors and certain key employees. Any individual who becomes an outside director following the effective date of the MRP will be granted 1,000 shares of restricted stock. Awards granted under the MRP will generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still a director of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto. The MRP was also amended in September 1997 to permit the Compensation Committee, in its discretion, to grant restricted stock awards with vesting schedules that differ from the MRP's standard five-year schedule.

EXECUTIVE COMPENSATION

                          COMPENSATION COMMITTEE REPORT

         THE REPORT OF THE COMPENSATION COMMITTEE OF CARVER (THE "COMPENSATION COMMITTEE") AND THE PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT CARVER SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

         The Compensation Committee is responsible for establishing the policies which govern employee compensation and stock ownership programs. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of Carver's executive officers, including the compensation of the Chief Executive Officer ("CEO") of Carver and Carver Federal. The overall compensation structure of Carver is aimed at establishing a total compensation package that both rewards strong individual and Carver performance and remains competitive with compensation levels at similar institutions.

         Base salary levels for executive officers and key managers are designed to be competitive with cash compensation levels paid to executives at banking and thrift institutions of comparable size. Benefit plans, consisting of a 401(k) Plan, ESOP and group insurance coverages, are designed to provide for the health and welfare of all employees, including the executives, and their families, as well as for their long-term financial and retirement needs.

         Long-term incentives are provided executive officers in the form of stock option and restricted stock awards under the Option Plan and the MRP. These plans are designed to provide incentives for longer-term positive performance of the executive officers and to align their financial interests to those of Carver's shareholders by providing executives the opportunity to participate in the appreciation of Carver's Common Stock that may occur after the date of grant of such awards or options. In addition to the Option Plan and MRP, Carver provides stock benefits to its employees, including its executive officers, through the ESOP. Pursuant to the ESOP, each of Carver's executive officers has an individual account within the ESOP Trust which is invested primarily in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of Carver.

         The Compensation Committee reviews and updates Carver's compensation program on an ongoing basis in order to continue to offer a total compensation package that provides incentives for strong individual performance and performance of Carver and Carver Federal and is competitive with comparable banking institutions. In this regard, the Compensation Committee has engaged the services of a nationally recognized compensation consultant to review Carver's executive pay practices to ensure that executive salaries and equity award levels remain competitive with Carver's market for executive talent.

         CHIEF EXECUTIVE OFFICER. Carver's CEO, Deborah C. Wright, was hired as of June 1, 1999 following an extensive search for a highly qualified executive to lead Carver into the 21st century. The terms of Ms. Wright's employment and compensation are set forth in employment agreements between Ms. Wright and Carver and Carver Federal. In setting the base salary and equity awards provided under the employment agreements, the compensation consultant retained by the Compensation Committee prepared a survey of CEO compensation practices at peer institutions. The compensation levels provided to Ms. Wright under the employment agreements represent levels approximately at the median of the peer group survey.

         Ms. Wright was awarded an annual bonus for fiscal 2001 of $30,550 in cash and 1,817 shares of Common Stock under the MRP. Ms. Wright also received a grant of stock options to purchase 30,000 shares of Common Stock under the Option Plan. The Compensation Committee determined this amount based on a review of Ms. Wright and Carver Federal's performance for the fiscal year versus objective criteria set by the Compensation Committee in three critical areas: institutional restructuring, strategic initiatives and financial performance. The Compensation Committee also reviewed a report prepared by its compensation consultant regarding competitive levels of annual CEO bonuses in determining the amount of Ms. Wright's bonus.

                                         COMPENSATION COMMITTEE
                                         Strauss Zelnick (Chairman)
                                         Frederick O. Terrell

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2001, the Compensation Committee consisted of Directors Strauss Zelnick (Chairman) and Frederick O. Terrell. During fiscal 2001, there were no interlocks, as defined under the SEC's rules and regulations, between members of the Compensation Committee or executive officers of the Company, and corporate affiliates of members of the Compensation Committee or otherwise.

PERFORMANCE GRAPH

         Pursuant to the regulations of the SEC, set forth below is a line graph comparing the cumulative total return of the Common Stock with that of the American Stock Exchange ("AMEX") and the AMEX Stocks-Savings Institutions index for the period from October 25, 1994, the date that Carver Federal became a public company, through March 31, 2001. The Common Stock began trading on AMEX on May 21, 1997 under the symbol "CNY." On October 17, 1996, Carver became the holding company for Carver Federal pursuant to the reorganization of Carver Federal and each share of Carver Federal's common stock was exchanged for one share of Common Stock. At that time, Carver replaced Carver Federal as the issuer listed by The Nasdaq Stock Market trading under the symbol "CARV." Accordingly, through October 17, 1996, the graphs below represent the performance of Carver Federal's common stock, and not the performance of Carver's Common Stock.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
      AMONG CARVER BANCORP, INC., AMEX AND AMEX STOCKS-SAVINGS INSTITUTIONS



                               [GRAPHIC OMITTED]



   SYMBOL          CRSP TOTAL RETURNS INDEX FOR:       03/1996   03/1997   03/1998   03/1999   03/2000   03/2001
   ------          -----------------------------       -------   -------   -------   -------   -------   -------
[GRAPHIC OMITTED]  Carver Bancorp, Inc.                $100.0     $110.0   $169.6    $100.2    $100.6   $102.5

[GRAPHIC OMITTED]  AMEX Stock Market (US Companies)     100.0       98.1    136.9     136.2     193.1    154.0

[GRAPHIC OMITTED]  AMEX Stocks (SIC 6030-6039           100.0      122.0    172.8     125.3     100.7    154.0
                   US Companies) Savings Institutions

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.00 on 03/29/1996.

Prepared by CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago.

SUMMARY COMPENSATION TABLE

         The following table sets forth cash and noncash compensation for fiscal 2001 awarded to or earned by Carver's Chief Executive Officer and by each other executive officer whose compensation exceeded $100,000 for services rendered in all capacities to Carver and Carver Federal during fiscal 2001 ("Named Executive Officers"). No other officers received total compensation in excess of $100,000 in the fiscal 2001.

                           SUMMARY COMPENSATION TABLE
                                                                                     LONG TERM COMPENSATION
                                                                                     ----------------------
                                     ANNUAL COMPENSATION                       AWARDS                  PAYOUTS
                                     -------------------                       ------                  -------
         (A)             (B)         (C)       (D)           (E)           (F)        (G)        (H)           (I)
                                                            OTHER       RESTRICTED
                                                            ANNUAL        STOCK                 LTIP        ALL OTHER
  NAME AND PRINCIPAL    FISCAL     SALARY     BONUS      COMPENSATION     AWARDS    OPTIONS    PAYOUTS    COMPENSATION
      POSITIONS          YEAR        ($)     ($) (2)       ($) (3)       ($) (4)      (#)        ($)         ($) (8)
      ---------          ----        ---     -------       -------       -------      ---        ---         -------

Deborah C. Wright (1)     2001     235,000    30,550         --           16,444     60,000      --          35,075
President and Chief       2000     201,558    44,650                      60,937     30,000      --            --
Executive Officer

Devon W. Woolcock(5)      2001     85,000     56,600(9)      --            --         6,000      --            --
Senior Vice President
and Chief of Retail
Banking

J. Kevin Ryan(5)          2001     93,269     9,325          --           13,711     6,000       --            --
Senior Vice President
Chief Lending Officer

Walter T. Bond(6)         2001    100,000    10,000          --            8,750     6,000       --          12,308
Senior Vice President     2000     62,000      --            --            --         --         --          10,052
                          1999     62,000      --            --            --         --         --            --

James Boyle (7)           2001    125,000    12,500          --            --         --         --           1,730
Former Senior Vice        2000     31,250      --            --           12,375     4,000       --            --
President and Chief
Financial Officer

----------------------

(1)      Ms. Wright commenced employment on June 1, 1999.
(2) Ms. Wright's bonus for fiscal 2001 was not included in Carver's Form 10-K for fiscal 2001 because her bonus was not determined until October 2001.
(3) Does not include perquisites and other personal benefits the value of which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(4) Includes amounts received under the MRP. When shares become vested and are distributed, the recipient also receives an amount equal to accumulated dividends and earnings thereon, if any. Pursuant to her employment agreement, an award of 7,500 shares of restricted stock was made to Ms. Wright as of June 1, 1999, which vest in equal annual installments over a three-year period. The dollar amount in the table for this award is based on the closing price of $8.125 per share of Common Stock on June 1, 1999, the award date, as reported on AMEX. Ms. Wright received a grant of 1,817 shares on September 18, 2001, which were fully vested. The dollar amount in the table for this award is based upon a closing price of $9.05 per share of Common Stock on September 18, 2001, the award date, as reported on AMEX. Mr. Ryan received a grant of 1,000 shares of restricted stock on June 25, 2000, which vests in equal annual installments over a three-year period. The dollar amount in the table for this award is based on the closing price of $9.05 per share of Common Stock on the award date, as reported on AMEX. Mr. Ryan received a grant of 515 shares of restricted stock on September 18, 2001. The dollar amount in the table for this award is based on the closing price of $9.05 per share of Common Stock on September 18, 2001, the award date, as

                                               FOOTNOTES CONTINUED ON NEXT PAGE.

         reported on AMEX. Pursuant to their employment letter agreements, Messrs. Boyle and Bond each received 1,000 shares of restricted stock. Messrs. Boyle and Bond received their awards on January 10, 2000 and December 10, 2000, respectively, each of which vest in three equal annual installments such that each first installment is vested on the first anniversary of the respective grant date (except in the case of Mr. Bond, which, first installment vested on March 31, 2001). The restricted stock award amounts attributed to Messrs. Boyle and Bond are based on the closing prices on January 10, 2000 which was $10.25 and the closing price on December 8, 2000 which was $8.875.
(5) Mr. Woolcock commenced employment on July 17, 2000. Mr. Ryan commenced employment on June 26, 2000.
(6)      Mr. Bond's employment with Carver ceased on December 31, 2001.
(7) Mr. Boyle's employment with Carver commenced on January 31, 2000 and ceased on May 25, 2001.

(8) Includes Carver Bank's contributions on behalf of the executive officer to the 401(k) Plan and the ESOP. Shares allocated under the ESOP to the named executive officers were as follows: Ms. Wright, 2,287 for the year ended March 31, 2000 and Mr. Bond, 886 and 604 for the years ended March 31, 2000 and March 31, 1999, respectively. The amount represented above of shares allocated under the ESOP were determined based upon the acquisition cost of shares by the ESOP of $10.00. Also includes matching contributions under the 401(k) Plan for Mr. Boyle in the amount of $1,730.79 for 2001, for Ms. Wright in the amount of $5,250.04 for 2000 and for Mr. Bond in the amount of $4,012.68 in 1999 and $3,439.44 in 2000. Includes premiums paid by Carver on life insurance policies for Ms. Wright during fiscal 2001 in the amount of $3,582, and the cash surrender value of $3,373 under one of the policies.
(9) Includes one-time payment under the letter employment agreement to compensate for benefits from his previous employer that were forfeited.

EMPLOYMENT AGREEMENTS

         As of June 1, 1999, both Carver and Carver Federal entered into employment agreements to secure the services of Deborah C. Wright as President and Chief Executive Officer. The employment agreement with Carver is intended to set forth the aggregate compensation and benefits payable to Ms. Wright for all services rendered to Carver and any of its subsidiaries, including Carver Federal, and to the extent that payments under Carver's employment agreement and the Bank's employment agreement are duplicative, payments due under Carver's employment agreement would be offset by amounts actually paid by the Bank for services rendered to it. Both employment agreements provide for an initial term of three years beginning June 1, 1999. Prior to the second anniversary date of the agreements, and each anniversary date thereafter, the term of the agreements may be extended an additional year after a review by the Board of Carver and the Bank of Ms. Wright's performance. In September 2001, Ms. Wright's employment agreements were extended for an additional year.

         The employment agreements provide for an annual base salary of $235,000 which will be reviewed annually by the Board. Under the agreements, as of June 1, 1999, Ms. Wright is entitled to a restricted stock award of 7,500 shares of Common Stock, which will vest in equal installments over a three year period, and the grant of an option to purchase 30,000 shares of Common Stock, 50% of which is immediately exercisable and 50% of which will become exercisable in equal installments over a three year period. In addition, the employment agreements provide for an annual incentive payment based on the achievement of certain performance goals, future grant of stock awards, a supplemental retirement benefit, additional life insurance protection and participation in the various employee benefit plans maintained by Carver and the Bank from time to time. The agreements also provide customary corporate indemnification and errors and omissions insurance coverage throughout the term of the agreements and for six years thereafter.

         The Bank or Carver may terminate Ms. Wright's employment at any time for cause as defined in the employment agreements. In the event that Carver or the Bank terminates Ms. Wright's employment for reasons other than for cause, she would be entitled to a severance benefit equal in value to the cash compensation, retirement and other fringe benefits she would have earned had she remained employed for the remaining term of the agreements. The same severance benefits would be available if Ms. Wright resigns during the term of the employment agreements following a loss of title, office or membership on the Board; a material reduction in her duties, functions or responsibilities; involuntary relocation of her principal place of employment by over 30 miles from its location as of June 1, 1999; other material breaches of contract by Carver or the Bank that is not cured within 30 days; or in certain circumstances, a change in control. In the event of a change in control, the remaining term of Ms. Wright's agreement with Carver at any point in time will be three years unless written notice of non-renewal is given by the Board or Ms. Wright.

         A portion of the severance benefits payable to Ms. Wright under the employment agreements in the event of a change in control might constitute "excess parachute payments" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. In the event that any amounts paid to Ms. Wright following a change of control would constitute "excess parachute payments," the employment agreement with Carver provides that she will be indemnified for any excise taxes imposed due to such excess parachute payments, and any additional income and employment taxes imposed as a result of such indemnification of excise taxes. Any excess parachute payments and indemnification amounts paid will not be deductible compensation expenses for Carver or the Bank.

         LETTER AGREEMENTS. The Company has entered into letter employment agreements with each of Messrs. Bond, Boyle, Ryan and Woolcock (each an "Executive"). Generally, each letter employment agreement (each, a "Letter Agreement") provides for "at-will" employment and compensation in the form of base salary, annual discretionary bonus, stock options, restricted stock and, in one instance, a one-time payment. The annual base salary amount for Mr. Bond is $100,000, and the annual base salary for each of Messrs. Boyle, Ryan and Woolcock is $125,000. Messrs. Bond, Boyle, Ryan and Woolcock received stock options to purchase 4,000 shares of common stock, such options vesting in three equal annual installments such that the first installment vested at the end of the first year of employment (except in the case of Mr. Bond, which first installment vested on March 31, 2001). Messrs. Bond, Ryan and Boyle were each granted 1,000 shares of restricted stock under the Letter Agreement, which vest in three equal installments such that the first installment vests at the end of the first year of employment (except in the case of Mr. Bond, which first installment vested on March 31, 2001). Mr. Woolcock received a one-time payment of $48,000 after completion of three months of employment.

PENSION PLAN

         PENSION PLAN. The Bank maintains the Carver Federal Savings Bank Retirement Income Plan, a noncontributory, tax-qualified defined benefit plan (the "Pension Plan"). The Pension Plan was amended such that future benefit accrual ceased as of December 31, 2000. Since that date no new participants were eligible to enter into the Pension Plan, and participants as of such date have not been credited with additional years of service or increased compensation.

         The following table sets forth the estimated annual benefits that would be payable under the Pension Plan in the form of a single life annuity before reduction for the social security amount upon retirement at the normal retirement date. The amounts are expressed at various levels of compensation and years of service.

                                                             YEARS OF CREDITED SERVICE
FINAL EARNINGS(1)                      15                20                25               30                35
-----------------                      --                --                --               --                --
    $     100,000               $    50,000       $    50,000       $    50,000       $    50,000      $    50,000
          150,000                    75,000            75,000            75,000            75,000           75,000
          200,000(2)                100,000           100,000           100,000           100,000          100,000
          250,000(2)                125,000           125,000           125,000           125,000          125,000
          300,000(2)                150,000           150,000           150,000           150,000          150,000
          350,000(2)                175,000           175,000           175,000           175,000          175,000
          400,000(2)                200,000           200,000           200,000           200,000          200,000

--------------------

(1) Final earnings equal the average of the participant's highest three consecutive calendar years of taxable compensation during the last 10 full calendar years of employment prior to termination, or the average of the participant's annual compensation over his or her total service, if less.

(2) Under Section 401(a)(17) of the Code, a participant's compensation in excess of $170,000 (as adjusted to reflect cost-of- living increases) is disregarded for purposes of determining final earnings. The amounts shown in the table include the supplemental retirement benefits payable to Ms. Wright under her employment agreement to compensate for the limitation on includible compensation.

         Participants become 100% vested after five years of service, death or termination of the Pension Plan, regardless of the participant's years of service. As of December 31, 2000, only Ms. Wright and Mr. Bond were participants in the Pension Plan. For purposes of determining benefits under the Pension Plan, Ms. Wright's final earnings (as defined) counted under the Pension Plan were $244,813, and her credited service was 1 year and 7 months. Mr. Bond's final earnings counted under the Pension Plan were $63,881, and his credited service was 8 years and 5 months.

MANAGEMENT RECOGNITION PLAN

         The MRP provides for automatic grants of restricted stock to certain employees as of the effective date of the MRP. In addition, the MRP provides for additional discretionary grants of restricted stock to those employees selected by the committee established to administer the MRP. Awards generally vest in three to five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still an employee of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability or upon a change of control. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto.

OPTION PLAN

         The Option Plan provides for automatic option grants to certain employees as of the effective date of the Option Plan. In addition, the Option Plan provides for additional discretionary option grants to those employees selected by the committee established to administer the Option Plan with an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in three to five equal annual installments commencing on the first anniversary of the date of the grant, provided the recipient is still an employee of Carver or Carver Federal on such date. Upon death, disability or a change of control, all options previously granted automatically become exercisable.

         The following table provides certain information with respect to the options and SARs granted to Ms. Wright, Mr. Woolcock, Mr. Ryan and Mr. Bond during fiscal 2001.



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS
                                  -----------------
                                             PERCENT OF                                      POTENTIAL REALIZABLE VALUE
                              NUMBER OF         TOTAL                                        AT ASSUMED ANNUAL RATES OF
                             SECURITIES       OPTIONS/                                        STOCK PRICE APPRECIATION
                             UNDERLYING     SARS GRANTED     EXERCISE OF                          FOR OPTION TERM
                             OPTION/SARS    TO EMPLOYEES     BASE PRICE                           ---------------
           NAME              GRANTED (#)   IN FISCAL YEAR      ($/SH)      EXPIRATION DATE     5% ($)         10% ($)
           ----              -----------   --------------      ------      ---------------     ------         -------
Deborah C. Wright(1)           30,000          65.22%           8.210          5/31/10         154,897        392,539
Devon W. Woolcock               4,000           8.7%            9.143          6/19/10          22,997         58,286
J. Kevin Ryan                   4,000           8.7%            8.894          6/7/10           22,373         56,699
Walter T. Bond(2) (3)           4,000           8.7%            8.769          12/9/10          22,059         55,902

-----------------

(1) Option awards become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and on each of the next two anniversary dates thereof, provided the employee remains in employment as of the applicable anniversary date. None of the options were granted in tandem with any stock appreciation rights.

(2)  Mr. Bond's employment with Carver ceased on December 31, 2001.

(3) Does not include any grants of stock options made after the end of the fiscal year ending March 31, 2001 even if grants were made for such fiscal year.

         The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on March 31, 2001. Also reported is the value for any "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock, which was $8.87 per share.

                                                   FISCAL YEAR END OPTION/SAR VALUES


                                                                            NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                                           UNDERLYING UNEXERCISED          IN-THE-MONEY
                                     SHARES                VALUE           OPTIONS/SARS AT FISCAL     OPTIONS/SARS AT FISCAL
                                   ACQUIRED ON          REALIZED ON               YEAR-END                   YEAR-END
                                    EXERCISE             EXERCISE                   (#)                        $ (1)
            NAME                       (#)                  ($)          EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----                       ---                  ---          -------------------------   -------------------------

Deborah C. Wright                       -                    -                 20,000/40,000               14,900/27,250
Devon W. Woolcock                       -                    -                    0/4,000                        -
J. Kevin Ryan                           -                    -                    0/4,000                        -
Walter T. Bond                          -                    -                  1,745/2,771                   415/385
James Boyle                             -                    -                  1,333/2,667                      -

---------------------
(1) The value of in-the-money options represents the difference between the fair market value of the Common Stock of $8.87 per share as of March 31, 2001, and the exercise price per share of the options. All 30,000 of the options granted to Ms. Wright on June 1, 1999, have an exercise price of $8.125 per share, and 20,000 were exercisable as of March 31, 2001. All 30,000 of the options granted to her on June 1, 2000 have an exercise price of $8.210 per share and none were exercisable as of March 31, 2001. All options granted to Mr. Boyle were not in-the-money as of March 31, 2001. Mr. Boyle terminated his employment with the Company on May 25, 2001, and all unexercisable options indicated above were forfeited. All options granted to Mr. Woolcock have an exercise price of $9.143 per share and were not in-the-money as of March 31, 2001. Mr. Ryan was granted 4,000 options on June 8, 2000, with an exercise price of $8.894, none of which was exercisable on March 31, 2001. Mr. Bond was granted 516 options on August 20, 1996, with an exercise price of $8.25. 412 of the options were exercisable on March 31, 2001, and all of the 516 options were in-the-money as of such date. Mr. Bond also was granted 4,000 options on December 10, 2000, with an exercise price of $8.769, 1,333 of the options were exercisable as of March 31, 2001, and all 4,000 were in-the-money as of such date.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Applicable law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business, and are not made with more favorable terms nor do they involve more than the normal risk of collectibility or present unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of Carver Federal's capital and surplus (up to $500,000) to Carver Federal's directors and executive officers must be approved in advance by a disinterested majority of Carver Federal's Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Carver's directors and executive officers, and persons who own more than ten percent of a registered class of Carver's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Carver with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to Carver, or written representations that no forms were necessary, Carver believes that, during the last fiscal year, all filing requirements applicable to its directors, officers and greater than ten percent shareholders of the Company were complied with, except for the late filing with the SEC of one Form 3 "Initial Statement of Beneficial Ownership of Securities" ("Form 3") by Linda J. Dunn and one Form 3 by Frank Deaton upon first becoming executive officers of Carver Federal, and one Form 4 "Statement of Changes of Beneficial Ownership of Securities" by Frank Deaton.

                             =====================
                                  PROPOSAL TWO
                             =====================





                       ==================================
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS
                       ==================================


         The Board of Directors of Carver has appointed the firm of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2002, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


--------------------------------------------------------------------------------
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                     THE RATIFICATION OF THE APPOINTMENT OF
                   KPMG LLP AS INDEPENDENT AUDITORS FOR CARVER

              PLEASE MARK YOUR VOTES ON THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------


                       ==================================
                             ADDITIONAL INFORMATION
                       ==================================


         In accordance with SEC rules and the Bylaws of Carver, any stockholder wishing to have a proposal considered for inclusion in Carver's proxy statement and form of proxy relating to the next annual meeting of stockholders must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Corporate Secretary of Carver either: (1) on or before September 26, 2002, if Carver's next annual meeting of stockholders is within 30 days of the anniversary date of the Annual Meeting; or (2) a reasonable time before Carver begins to print and mail its proxy materials, if the date of next year's annual meeting is changed by more than 30 days from the date of the previous year's meeting.

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of Carver provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to Carver's Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of Carver. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, 60 days in advance of such meeting, if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (2) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to be first given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Carver with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Secretary of Carver shall set forth such information as required by the Bylaws of Carver. Nothing in this paragraph shall be deemed to require Carver to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

OTHER MATTERS

As of the date of this proxy statement, management does not know of any other matters to be brought before the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.


                       ==================================
                              FINANCIAL STATEMENTS
                       ==================================


         A copy of the Annual Report to Stockholders for the year ended March 31, 2001, containing financial statements as of March 31, 2001 and March 31, 2000 and for each of the years in the three-year period ended March 31, 2001 prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. The consolidated financial statements have been audited by KPMG LLP whose report thereon is included in the Annual Report to Stockholders for the year ended March 31, 2001.


         Carver has filed with the SEC an annual report on Form 10-K for fiscal 2001. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Linda J. Dunn, Senior Vice President and Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 876-4747.

                                         By Order of the Board of Directors,

                                         /s/ Linda J. Dunn
                                         -----------------------------------
                                         Linda J. Dunn
                                         Senior Vice President and Secretary

New York, New York, January 25, 2002

        TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING,
             PLEASE SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING
                PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CARVER BANCORP, INC.                                             REVOCABLE PROXY
75 WEST 125TH  STREET
NEW YORK, NEW YORK  10027





         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARVER BANCORP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 26, 2002.

         The undersigned stockholder of Carver Bancorp, Inc. hereby appoints Linda Dunn, J. Kevin Ryan and Devon W. Woolcock, or either one of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Carver Bancorp, Inc. held of record by the undersigned on January 15, 2002 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on February 26, 2002, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

                  PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
          REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------------------------------------
                        PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
-------------------------------------------------------------------------------------------------------------
THE  BOARD  OF   DIRECTORS   RECOMMENDS  A  VOTE  "FOR  ALL
NOMINEES" IN ITEM 1 AND "FOR" THE PROPOSAL IN ITEM 2
-------------------------------------------------------------------------------------------------------------
1.      Election of Directors to a Three Year Term.          2.   Ratification of the appointment of KPMG
        Nominees:                                                 LLP as independent auditors for the fiscal
           David L. Hinds                                         year ending March 31, 2002.
           Pazel G. Jackson, Jr., and                             FOR             AGAINST            ABSTAIN
           Deborah C. Wright                                      | |               | |                 | |
        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY       If any other matters properly come before
        INDIVIDUAL  NOMINEE,  WRITE THAT  NOMINEE'S NAME IN       the Annual Meeting, including, among other
        THE SPACE PROVIDED.                                       things, a motion to adjourn or postpone
        -------------------------                                 the Annual Meeting to another time and/or
        FOR all                    WITHHOLD for all               place for the purpose of soliciting
        Nominees   | |             Nominees     | |               additional proxies or otherwise, the ESOP
                                                                  Trustee will vote on such matters in such
                                                                  a manner as shall be determined by a
                                                                  majority of the Board of Directors. As of
                                                                  the date of the Proxy Statement for the
                                                                  Annual Meeting, management of the Company
                                                                  is not aware of any other such business.
-------------------------------------------------------------------------------------------------------------
                                                                     I WILL ATTEND THE ANNUAL MEETING
                                                             The undersigned hereby acknowledge receipt of
                                                             the Notice of Annual Meeting of Stockholders and
                                                             the Proxy Statement for the Annual Meeting.

                                                             __________________________________________

                                                             __________________________________________
                                                             Signature(s)

                                                             __________________________________________
                                                             Title

                                                             Dated: __________________________________, 2002
                                                             Please sign exactly as your name appears on this
                                                             proxy. Joint Owners should each sign personally.
                                                             If signing as attorney, executor, administrator,
                                                             trustee or guardian, please include your full
                                                             title. Corporate or partnership proxies should
                                                             be signed by an authorized officer.

                              CARVER BANCORP, INC.




                                                January 25, 2002

Dear Plan Account Holder:

         The Carver Bancorp, Inc. ("Company") Employee Stock Ownership Plan ("ESOP") has a related trust ("ESOP Trust") which holds common stock ("Common Stock") of the Company. HSBC Bank USA, as the trustee of the ESOP Trust ("ESOP Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on February 26, 2002 ("Annual Meeting"). The ESOP Trust provides that in casting votes at the Annual Meeting, the ESOP Trustee is to follow the instructions given by participants, former participants and beneficiaries of deceased former participants (collectively, "Participants") with respect to the Common Stock allocated to their accounts in the ESOP as of January 15, 2002.

         The records for the ESOP indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to IVS Associates, Inc. ("IVS"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The ESOP Trustee expects IVS to tabulate the instructions given on a confidential basis and to provide the ESOP Trustee with only the final results of the tabulation. The voting of the Common Stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP Trustee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and voting the Common Stock allocated to Participants' accounts. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the ESOP Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         (a) ALLOCATED COMMON STOCK. In general, the ESOP Trustee will vote the number of shares of Common Stock, if any, held by the ESOP Trust and allocated as of January 15, 2002 to your individual account under the ESOP according to the instructions specified on the Voting Instruction. In general, if you do not file the Voting Instruction by February 16, 2002, the ESOP Trustee will vote the number of shares allocated to your account FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares allocated to the accounts of Participants who do file Voting Instructions.

         (b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Common Stock that are not allocated to any individual's account. In general, the ESOP Trustee will vote the Common Stock not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the Voting Instruction, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Common Stock.

         If you do not file the Voting Instruction by February 16, 2002 or if you ABSTAIN as to a proposal, your instructions will not count in voting any allocated Common Stock for which no voting instructions have been received from Participants or the unallocated Common Stock. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock allocated to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. However, the ESOP Trustee may be required to vote the allocated Common Stock for which no instructions have been received and the unallocated Common Stock held by the ESOP Trust in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the ESOP Trustees will vote upon such matters in their discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust offers you the opportunity to participate, as do the Company shareholders, in decisions that affect the future of the Company and Carver Federal Savings Bank ("Bank") and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

         If you have questions regarding the terms of the ESOP or the Voting Instruction, please call the Human Resources Department of the Bank at (212) 876-4747.

                                            Sincerely,

                                            CARVER BANCORP, INC. EMPLOYEE
                                            STOCK OWNERSHIP PLAN COMMITTEE
Enclosures

                              CARVER BANCORP, INC.

                         CONFIDENTIAL VOTING INSTRUCTION

         This Confidential Voting Instruction is solicited by the Employee Stock Ownership Plan Committee of Carver Bancorp, Inc. as named fiduciary for the Carver Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") for the Annual Meeting of Stockholders of Carver Bancorp, Inc. to be held on February 26, 2002.

         The undersigned participant, former participant or beneficiary of a deceased former participant in the ESOP (the "Instructor") hereby provides the voting instructions hereinafter specified to HSBC Bank (USA), as the trustee of the ESOP ("ESOP Trustee"), which instructions will be taken into account by the ESOP Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver Bancorp, Inc. ("Carver") which are held by the ESOP Trustee, in its capacity as ESOP Trustee, as of January 15, 2002 (the "Record Date") at the February 26, 2002 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof.

         As to the proposals listed below, which are more particularly described in the Proxy Statement dated January 25, 2002, the ESOP Trustee will vote the common stock of Carver Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated January 25, 2002.

         As to other matters which may properly come before the Annual Meeting, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instruction set forth below will be taken into account as described above in directing the ESOP Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by February 16, 2002.

         PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION, SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.

         IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.





                   ------------------------------------------------
                                   PARTICIPANT

-------------------------------------------------------------------------------------------------------------
                        PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
-------------------------------------------------------------------------------------------------------------
THE  BOARD  OF   DIRECTORS   RECOMMENDS  A  VOTE  "FOR  ALL
NOMINEES" IN ITEM 1 AND "FOR" THE PROPOSAL IN ITEM 2
-------------------------------------------------------------------------------------------------------------
1.      Election of Directors to a Three Year Term.          2.   Ratification  of the  appointment  of KPMG
        Nominees:                                                 LLP as  independent  auditors  for  fiscal
           David L. Hinds                                         year ending March 31, 2002.
           Pazel G. Jackson, Jr., and                             FOR             AGAINST           ABSTAIN*
           Deborah C. Wright                                      | |               | |                | |
        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY       If any other matters properly come before
        INDIVIDUAL  NOMINEE,  WRITE THAT  NOMINEE'S NAME IN       the Annual Meeting, including, among other
        THE SPACE PROVIDED.                                       things, a motion to adjourn or postpone
        -------------------------                                 the Annual Meeting to another time and/or
        FOR all                    WITHHOLD for all               place for the purpose of soliciting
        Nominees   | |             Nominees     | |               additional proxies or otherwise, the ESOP
                                                                  Trustee will vote on such matters in such
                                                                  a manner as shall be determined by a
                                                                  majority of the Board of Directors. As of
                                                                  the date of the Proxy Statement for the
                                                                  Annual Meeting, management of the Company
                                                                  is not aware of any other such business.
-------------------------------------------------------------------------------------------------------------
                                                             The undersigned hereby instructs the ESOP
                                                             Trustee to vote in accordance with the voting
                                                             instructions indicated above and hereby
                                                             acknowledges receipt of the letter from the
                                                             Committee dated January 25, 2002, a Notice of
                                                             Annual Meeting of Stockholders of Carver
                                                             Bancorp, Inc., a Proxy Statement for the Annual
                                                             Meeting, and an Annual Report for the fiscal
                                                             year ended March 31, 2001.

                                                             __________________________________________
                                                                              Signature

                                                             __________________________________________
                                                                                Title

                                                             Dated: _____________________________, 2002

                                                             Please date and sign exactly as your name
                                                             appears on this instruction and return in the
                                                             enclosed envelope. If acting as an attorney,
                                                             executor, administrator, trustee, guardian or
                                                             otherwise, please so indicate when signing. If
                                                             the signer is a corporation, please sign the
                                                             full corporate name, by a duly authorized
                                                             officer. If shares are held jointly, each
                                                             shareholder named should sign.

                                                             * For purposes of directing the voting of the
                                                             Shares for which no instructions are received,
                                                             abstentions will be disregarded.

                           CARVER FEDERAL SAVINGS BANK



                                                January 25, 2002

Dear Plan Account Holder:

         The Carver Federal Savings Bank ("Bank") 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan") has a related trust ("Employer Stock Fund Trust") which holds common stock ("Common Stock") of Carver Bancorp, Inc. ("Company"). HSBC Bank USA, as the trustee of the 401(k) Plan Employer Stock Fund Trust ("Employer Stock Fund Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on February 26, 2002 ("Annual Meeting").

         The Employer Stock Fund Trust provides that in casting its votes at the Annual Meeting, the Employer Stock Fund Trustee is to follow directions given by the 401(k) Plan Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants ("Participants") with respect to the Common Stock attributable to their accounts in the Employer Stock Fund as of January 15, 2002.

         The records for the 401(k) Plan indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to IVS Associates, Inc. ("IVS"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The Committee expects IVS to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used by the Committee in directing the Employer Stock Fund Trustee.

         The voting of the Common Stock held by the 401(k) Plan Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the Employer Stock Fund Trustee. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the Employer Stock Fund Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         In general, the Employer Stock Fund Trustee will vote the number of shares of Common Stock (if any) held by the Employer Stock Fund Trust and attributable as of January 15, 2002 to your individual account under the 401(k) Plan according to the instructions specified on the

Voting Instruction. In general, if you do not file the Voting Instruction by February 16, 2002, the number of shares attributable to your account will be voted FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares attributable to the accounts of Participants who do file Voting Instructions. In addition, if you do not file the Voting Instruction by February 16, 2002 or if you ABSTAIN as to a proposal, your instructions will not count in voting any Common Stock attributable to Participants' accounts for which no voting instructions have been received. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock attributable to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. Notwithstanding the foregoing, the Committee may be required to instruct the Employer Stock Fund Trustee to vote the Common Stock for which no instructions have been received in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         Your interest in the Employer Stock Fund Trust offers you the opportunity to participate, as do the Company's shareholders, in decisions that affect the future of the Company and the Bank, and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the Common Stock held by the 401(k) Plan.

         If you have questions regarding the terms of the 401(k) Plan or the Voting Instruction, please call the Human Resources Department of the Bank at
(212) 876-4747.

                                               Sincerely,

                                               401(k) PLAN COMMITTEE OF
                                               CARVER FEDERAL SAVINGS BANK


Enclosures

                              CARVER BANCORP, INC.

                         CONFIDENTIAL VOTING INSTRUCTION

         This Instruction is solicited by the 401(k) Plan Committee of Carver Bancorp, Inc. as named fiduciary for the Carver Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan") for the Annual Meeting of Stockholders of Carver Bancorp, Inc. to be held on February 26, 2002.

         The undersigned participant, former participant or beneficiary of a deceased former participant in the 401(k) Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to HSBC Bank (USA), as the trustee of the 401(k) Plan ("401(k) Plan Trustee"), which instructions will be taken into account by the 401(k) Plan Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver Bancorp, Inc. ("Carver") which are held by the 401(k) Plan Trustee, in its capacity as 401(k) Plan Trustee, as of January 15, 2002 (the "Record Date") at the February 26, 2002 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof. As to the proposals listed below, which are more particularly described in the Proxy Statement dated January 25, 2002, the 401(k) Plan Trustee will vote the common stock of Carver Bancorp, Inc. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated January 25, 2002. As to other matters which may properly come before the Annual Meeting, the 401(k) Plan Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instruction set forth below will be taken into account as described above in directing the 401(k) Plan Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by February 16, 2002.

         PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION, SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.

         IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.







                        ------------------------------------------------
                                            PARTICIPANT

-------------------------------------------------------------------------------------------------------------
                        PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
-------------------------------------------------------------------------------------------------------------
THE  BOARD  OF   DIRECTORS   RECOMMENDS  A  VOTE  "FOR  ALL
NOMINEES" IN ITEM 1 AND "FOR" THE PROPOSAL IN ITEM 2
-------------------------------------------------------------------------------------------------------------
1.      Election of Directors to a Three Year Term.          2.   Ratification  of the  appointment  of KPMG
        Nominees:                                                 LLP as  independent  auditors  for  fiscal
           David L. Hinds                                         year ending March 31, 2002.
           Pazel G. Jackson, Jr., and                             FOR             AGAINST           ABSTAIN*
           Deborah C. Wright                                      | |               | |                | |
        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY       If any other matters properly come before
        INDIVIDUAL  NOMINEE,  WRITE THAT  NOMINEE'S NAME IN       the Annual Meeting, including, among other
        THE SPACE PROVIDED.                                       things, a motion to adjourn or postpone
        -------------------------                                 the Annual Meeting to another time and/or
        FOR all                    WITHHOLD for all               place for the purpose of soliciting
        Nominees   | |             Nominees     | |               additional proxies or otherwise, the ESOP
                                                                  Trustee will vote on such matters in such
                                                                  a manner as shall be determined by a
                                                                  majority of the Board of Directors. As of
                                                                  the date of the Proxy Statement for the
                                                                  Annual Meeting, management of the Company
                                                                  is not aware of any other such business.
-------------------------------------------------------------------------------------------------------------
                                                             The undersigned hereby instructs the 401(k) Plan
                                                             Trustee to vote in accordance with the voting
                                                             instructions indicated above and hereby
                                                             acknowledges receipt of the letter from the
                                                             Committee dated January 25, 2002, a Notice of
                                                             Annual Meeting of Stockholders of Carver
                                                             Bancorp, Inc., a Proxy Statement for the Annual
                                                             Meeting, and an Annual Report for the fiscal
                                                             year ended March 31, 2001.

                                                             __________________________________________
                                                                              Signature

                                                             __________________________________________
                                                                                Title

                                                             Dated: _____________________________, 2002

                                                             Please date and sign exactly as your name
                                                             appears on this instruction and return in the
                                                             enclosed envelope. If acting as an attorney,
                                                             executor, administrator, trustee, guardian or
                                                             otherwise, please so indicate when signing. If
                                                             the signer is a corporation, please sign the
                                                             full corporate name, by a duly authorized
                                                             officer. If shares are held jointly, each
                                                             shareholder named should sign.

                                                             * For purposes of directing the voting of the
                                                             Shares for which no instructions are received,
                                                             abstentions will be disregarded.